SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  June 21, 2002
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                          ONCOURSE TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

                                    Nevada
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                (State or other jurisdiction or incorporation)

              0-31813                                  91-1922441
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         (Commission File                         (I.R.S. Employer I.D.
              Number)                                   Number)

           3106 South 166th Street
               New Berlin, WI                            53151
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       (Address of Principal Executive                 (Zip Code)
                  Offices)

                                (262) 860-0565
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             (Registrant's telephone number; including area code)

Item 4.  Changes in Registrant's Certifying Accountant.
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     On June 12, 2002, OnCourse Technologies, Inc. (the "Company") notified
Arthur Andersen LLP ("Arthur Andersen") that the Company has discontinued its engagement of Arthur Andersen as its auditors.

     The Company is still in the process of retaining a new independent public accountant as of the date of this report. The engagement of a new independent public accountant will be subject to the approval of the Company's Board of Directors.

     Arthur Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During the Company's two most recent fiscal years and through June 12, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(iv)(B) of SEC Regulation S-B.

     The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached, as Exhibit 16.1, is a copy of Arthur Andersen's letter, dated June 21, 2002, stating its agreement with such statements.

Item 7.  Financial Statements and Exhibits.
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     (a)  Financial statements of business acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits

            16.1--Letter of Arthur Andersen LLP dated June 21, 2002, concerning change in certifying accountants.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, OnCourse Technologies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ONCOURSE TECHNOLOGIES, INC.

Date:  June 21, 2002

                              BY:  /s/ William C. Brown
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                                   William C. Brown
                                   Chief Financial Officer